LINE OF CREDIT PROMISSORY NOTE

ISSUED TO:	Ferro Group Ventures, Inc.
IPASA Building, 3rd Floor
41 Balboa Avenue
Panama City
Panama

(the “Lender”)

ISSUED BY:	BODYTEL SCIENTIFIC INC.
One Independent Drive
Suite 1701
Jacksonville, FL 32202

(the “Borrower”)

AMOUNT:	$2,500,000

1. PROMISE TO PAY. For value received, the Borrower hereby promises to pay to or to the order of the Lender at its place of business noted above, the amount advanced to Borrower by Lender, which shall not exceed the principal amount of two million, five hundred thousand US Dollars ($2,500,000) (the “Loan”) in the manner hereinafter provided together with interest and other monies which may from time to time be owing hereunder or pursuant hereto. All amounts advanced to Borrower by Lender shall be entered on the Schedule of Advances and Payments of Principal (the “Schedule”) attached to this Note and incorporated herein by this reference.

2. INTEREST. The amount of principal that has been advanced and is outstanding from time to time, shall be non-interest bearing up until October 31, 2008. Commencing November 1, 2008 (“Interest Bearing Date”), the amount of principal that has been advanced and is outstanding from time to time, shall bear interest at TEN PERCENT (10.0%) per annum calculated and compounded annually from the Interest Bearing Date.

3. REPAYMENT. The outstanding principal amount of the Loan together with all accrued and unpaid interest and all other amounts outstanding hereunder shall become due and payable in full on February 28, 2009 (“Maturity Date”). At the request of the Borrower, the Lender may, at its option, extend the Maturity Date for an additional 12 months.

4. INTEREST CALCULATION. Interest at the rates provided by this Promissory Note is calculated not in advance and payable after as well as before maturity both before and after default and both before and after judgment.

5. PREPAYMENT. The Borrower may prepay the Loan in whole or in part without penalty or prepayment compensation.

6. NO OBLIGATION TO ADVANCE. Neither the execution and delivery of this Promissory Note (nor any advance made under this Promissory Note) shall obligate the Lender to make any (further) advance of funds hereunder.

7. DEFINITIONS. “Business Day” means any day except Saturday or Sunday, that chartered banks are open for business in New York, New York.

8. INTERPRETATION. Words importing the singular number only include the plural and vice versa and words importing gender shall include all genders and words importing persons include individuals, partnerships, corporations, trusts, unincorporated associations, joint ventures, government agencies and other entities.

9. NOTICE. Except as otherwise provided herein, any notice, statement or other communication herein required or permitted to be given shall be in writing, any notice or other document herein required or permitted to be given or delivered to the Borrower may be personally given or delivered to the Borrower or sent by facsimile or Federal Express to the Borrower at the address (including facsimile number) of the Borrower set out above or such other address (including facsimile number) as the Borrower may designate to the Lender by notice in writing and any notice or other document herein required or permitted to be given or delivered to the Lender shall be personally delivered to the Lender at the address set out above or to such other address as the Lender may designate to the Borrower by notice in writing; and any notice or other document: (a) if sent to the Borrower by mail, shall be deemed to have been given to the Borrower at the expiration of the fifth Business Day after the date of mailing, unless there exists at the time of mailing, or within five Business Days thereafter, a labour dispute or other event which would adversely affect the normal delivery of such notice or other document by Federal Express in which case such notice or other document will only be deemed to be given or delivered when actually given or delivered; and (b) if sent by facsimile shall be deemed to be delivered on the day of transmission if sent during business hours at the destination on the day of transmission and otherwise on the next Business Day.

10. SUCCESSORS AND ASSIGNS. This Promissory Note shall be binding upon the Borrower and its successors and shall enure to the benefit of the Lender and its successors and assigns. Any reference herein to the Lender shall include its successors and assigns as if specifically named. This Promissory Note is a negotiable instrument. Presentment for payment, demand, protest, notice of protest and notice of dishonor of this Promissory Note are hereby waived.

IN WITNESS WHEREOF the Borrower has executed this Promissory Note by the hand of its duly authorized officer in that behalf this 6th day of March, 2008 in Bad Wildungen, Germany (Location Outside of Florida).

BODYTEL SCIENTIFIC INC.

By:	/s/ Stefan Schraps
	Name:	Stefan Schraps
	Title:	CEO & President

The foregoing affidavit was sworn to before me this _____day of ________________, 2008, in ____________, ___________.

Notary Public, State of
My commission expires:

SCHEDULE OF ADVANCES AND PAYMENTS OF PRINCIPAL
FOR THE
LINE OF CREDIT PROMISSORY NOTE

March 6, 2008

MADE BY
BODYTEL SCIENTIFIC INC. (AS BORROWER)
IN FAVOR OF
FERRO GROUP VENTURES, INC. (AS LENDER)

ENTRY NUMBER	DATE	AMOUNT OF ADVANCE	PRINCIPAL PAYMENT	PRINCIPAL AMOUNT OUTSTANDING	APPROVING PERSON’S INITIALS
1.	11/09/2007	500,000.00$
2.	12/28/2007	249,736.33$
3.	02/06/2008	340,000.00€
4.	02/06/2008	170,000.00€
5.	02/27/2008	359,460.00$
6.	03/06/2008	375,600.00$
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